Exhibit 24.1

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ Michael R. Gorsage

Michael R. Gorsage

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ Stephen B. Oresman

Stephen B. Oresman

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ John R. Purcell

John R. Purcell

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ Raymond P. Caldiero

Raymond P. Caldiero

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ Carl F. Dill, Jr.

Carl F. Dill, Jr.

POWER OF ATTORNEY

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 7th day of September, 2004.

/s/ Gerald Luterman

Gerald Luterman

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Timothy P. Dimond, Paul R. Peterson and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of shares of the Company’s Common Stock, $.01 par value, together with the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 6, 2004 (the “Merger Agreement”) among the Company, Z Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Zamba Corporation, a Delaware corporation (“Zamba”), including (i) upon conversion of outstanding shares of Zamba’s common stock pursuant to Section 1.5 of the Merger Agreement and (ii) upon the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 15th day of October, 2004.

/s/ Sandor Grosz

Sandor Grosz